EXHIBIT 10.31

LEASE AMENDING AGREEMENT

THIS AGREEMENT is entered into in the city of Montreal (Quebec) as of this October 27th, 2022 (the “Effective Date”).

BY AND BETWEEN: NEOMED INSTITUTE, a corporation governed by the Canada

Not-for-profit Corporations Act, having its principal place of business at 7171, Frederick-Banting, City of Montreal, Province of Quebec, H4S 1Z9, herein acting and represented by Matthew Carlyle, Chief Financial Officer, duly authorized as he so declares;

(Hereinafter referred to as the "Lessor")

AND: REPARE THERAPEUTICS a legal person duly incorporated under the Business Corporations Act (Québec), with its head office at 7210, Frederick-Banting, Suite #100, in the City of Montreal, judicial district of Montreal, Province of Quebec, Canada H4S 2A1 herein acting and represented by Christopher Kendall, VP Finance and FP&A, duly authorized as he so declares;

(Hereinafter referred to as the “Lessee” and collectively with the Lessor the “Parties”)

WHEREAS:

A.
By a lease agreement dated November 1st, 2020 (the “Original Lease”) between the Lessor and the Lessee, the Lessee leased for and during a term of twenty-four (24) months terminating on October 31st, 2022 (the “Initial Term”), for various premises (the “Leased Premises”) comprising a total rentable area of approximately two thousand, one hundred, thirty (2,130) square feet of the Building known as NEOMED INSTITUTE located at 7171, Frederick-Banting, City of Montreal, Province of Quebec, H4S 1Z9, as more particularly set out in the Original Lease.

B.
By an addendum to the Original Lease signed on June 1st, 2021 (the “First Addendum”) between the Lessor and the Lessee, the Lessee leased additional space to the Leased Premises for a total of approximately two thousand, five hundred, sixty-eight (2,568) square feet of the Building known as NEOMED INSTITUTE located at 7171, Frederick-Banting, City of Montreal, Province of Quebec, H4S 1Z9, as more particularly set out in the Original Lease.

C.
By an addendum to the Original Lease signed on October 1st, 2021 (the “Second Addendum”) between the Lessor and the Lessee, the Lessee leased additional space to the Leased Premises for a total of approximately two thousand, eight hundred, thirty-two (2,832) square feet of the Building known as NEOMED INSTITUTE located at 7171, Frederick- Banting, City of Montreal, Province of Quebec, H4S 1Z9, as more particularly set out in the Original Lease.

D.
The Original Lease and the Addendums are hereinafter collectively known as the "Lease".

E.
The Initial Term and the Extended Term are hereinafter collectively known as the "Term".

F.
The Parties have agreed to amend the Lease as more particularly set out herein.

NOW THEREFORE, in consideration of the covenants, rights and obligations contained in this Agreement, the Parties hereto agree as follows:

1.
PREAMBLE

The preamble shall form an integral part hereof, as if recited at length.

2.
AMENDMENTS TO LEASE

(a)
Section 2 of Schedule A of the Lease is modified such that each termination date is deleted and replaced by December 31st, 2022, and each period is increased by two months.

3.
GENERAL PROVISIONS

(a)
The Parties confirm that the Lease is in full force and effect, as modified by this Lease Amending Agreement.

(b)
All capitalized terms and expressions used in this Lease Amending Agreement have the same meaning as in the Lease, unless a contrary intention is expressed in this Lease Amending Agreement.

(c)
This Lease Amending Agreement shall enure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and assigns.

(d)
The Parties hereby acknowledge and agree that the execution hereof may be communicated by electronic transmission and that such agreement shall be deemed to be an original hereof, and shall be legal and binding upon the Parties hereto. This Lease Amending Agreement may be executed by counterparts each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK SEE NEXT PAGE FOR SIGNATURES

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on the date indicated hereinabove.

(Lessor) NEOMED INSTITUTE

/s/ Matthew Carlyle
By: Matthew Carlyle, CFO

(Lessee) REPARE THERAPEUTICS INC.

7210, Frederick-Banting Suite #100 Montreal (Quebec) H4S 2A1
/s/ Christopher Kendall
By: Christopher Kendall, VP Finance and FP&A